UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 30, 2022

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388

(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices)                            (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.00 par value	PFIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2022, Peoples Security Bank and Trust Company (the “Bank”), the banking subsidiary of Peoples Financial Services Corp. (the “Company”), entered into Supplemental Executive Retirement Plans with John R. Anderson, III, Executive Vice President and Chief Financial Officer of the Company and the Bank, and Timothy H. Kirtley, Executive Vice President, Chief Risk Officer and Corporate Secretary of the Company and the Bank.

The Supplemental Executive Retirement Plans are unfunded non-qualified deferred compensation plans, under which Mr. Anderson and Mr. Kirtley are eligible to receive certain retirement benefits that accrue based on their respective service to the Bank and are payable at retirement, or earlier under a qualifying termination of employment. Upon a qualifying termination of employment on or after Mr. Anderson or Mr. Kirtley, as applicable, attains the retirement age of 65 while in service with the Bank, he would be entitled to a benefit of $50,000 per year for ten years. Mr. Anderson or Mr. Kirtley, as applicable, may receive lesser or equal benefits upon a qualifying termination of employment that occurs prior to reaching age 65, including termination of employment by the Bank without cause, due to his death or disability, or within 24 months of a change in control of the Company or the Bank.

The foregoing description of the Supplemental Executive Retirement Plans is qualified in its entirety by reference to the Supplemental Executive Retirement Plans, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Supplemental Executive Retirement Plan by and between Peoples Security Bank and Trust Company and John Anderson, dated March 30, 2022

10.2	Supplemental Executive Retirement Plan by and between Peoples Security Bank and Trust Company and Timothy Kirtley, dated March 30, 2022

Exhibit Index

Exhibit No.	Description
10.1	Supplemental Executive Retirement Plan by and between Peoples Security Bank and Trust Company and John Anderson, dated March 30, 2022

10.2	Supplemental Executive Retirement Plan by and between Peoples Security Bank and Trust Company and Timothy Kirtley, dated March 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

By:	/s/ Craig W. Best
Craig W. Best
Chief Executive Officer
(Principal Executive Officer)

Date:  April 1, 2022

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